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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 2008

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                           AMBAC FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                    1-10777                    13-3621676
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                One State Street Plaza, New York, New York 10004
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 668-0340
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 8.01 Other Events.

     On June 5, 2008, Standard & Poor's Rating Services ("S&P") lowered Ambac Assurance Corporation's financial strength ratings to 'AA' from 'AAA' and placed the ratings on CreditWatch with negative implications. S&P also lowered the ratings on the holding company, Ambac Financial Group, Inc. ("Ambac"), to 'A' from 'AA' and placed the ratings on CreditWatch with negative implications.

     Ambac issued a press release commenting on today's rating actions taken by Standard & Poor's Rating Service. A copy of the press release, filed as Exhibit
99.01 to this Current Report on Form 8-K, is incorporated by reference herein.

     Certain statements in this document and the exhibit are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in Ambac's filings with the Securities and Exchange Commission.


     Item 9.01 Financial Statements and Exhibits

     (d) Exhibits.

     Exhibit Number      Item
     --------------      ----
     99.01               Press release, dated June 5, 2008,
                         issued by Ambac Financial Group, Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    AMBAC FINANCIAL GROUP, INC.
                                    (Registrant)


                                    By:  /s/  Anne Gill Kelly
                                         ---------------------------------------
                                         Anne Gill Kelly
                                         Managing Director, Corporate
                                         Secretary and Assistant General Counsel


Dated:  June 5, 2008


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                                INDEX TO EXHIBITS

     Exhibit Number      Item
     --------------      ----
     99.01               Press release, dated June 5, 2008,
                         issued by Ambac Financial Group, Inc.